UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 15, 2023
Date of Report (date of earliest event reported)
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WEWORK INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39419 (Commission File Number)	85-1144904 (I.R.S. Employer Identification Number)
12 East 49th Street, 3rd Floor New York, NY 10017
(Address of principal executive offices and zip code)
(646) 389-3922
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE(1)	The New York Stock Exchange(1)
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS(2)	(2)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange
(1) On November 7, 2023, WeWork Inc. (the "Company") was notified by the staff of NYSE Regulation ("NYSE Regulation") that it plans to file a delisting application with the Securities and Exchange Commission (the "SEC") to delist the Company's Class A common stock from the New York Stock Exchange (the "NYSE") upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Company's Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be effective for 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company's Class A common stock under Section 12(b) of the Exchange Act, the Company's Class A common stock will remain registered under Section 12(g) of the Exchange Act. The Company's Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol "WEWKQ."

(2) On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 - Results of Operations and Financial Condition.
The information set forth under the heading, “Supplemental Disclosure as of and for the Period Ended September 30, 2023” in Item 8.01 below is incorporated by reference into this Item 2.02.
Item 8.01 - Other Events
Debtor-in-Possession Commitment Letters

On November 15, 2023, subsequent to the commencement on November 6, 2023 of the voluntary proceedings under Chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) by WeWork Inc. (the “Company”) and certain of its direct and indirect subsidiaries, including WeWork Companies U.S. LLC (the “Borrower”), the Borrower entered into a commitment letter (together with all exhibits and schedules thereto, the “DIP Commitment Letter”) with Goldman Sachs International Bank (“Goldman Sachs”), JPMorgan Chase Bank, N.A. (“JPMorgan” and, together with Goldman Sachs, the “DIP LC Commitment Parties”) and SoftBank Vision Fund II-2 L.P. (“SVF” and, collectively with the DIP LC Commitment Parties, the “Commitment Parties”). Pursuant to the DIP Commitment Letter, and subject to the satisfaction of certain customary conditions, including the approval of the Bankruptcy Court (which has not been obtained at this time), the Commitment Parties committed, severally but not jointly, to provide the Borrower with financing for (i) a first lien senior secured “last out” debtor-in-possession term loan “C” facility (the “DIP TLC Facility” and the commitments in respect of the DIP TLC Facility, the “Term C Loans”) to provide, in full on the date of effectiveness of the DIP TLC Facility, cash collateral for the DIP LC Facility (as defined below) and (ii) a first lien senior secured “first out” cash collateralized debtor-in-possession letter of credit facility for the issuance of standby letters of credit (the “DIP LC Facility” and, together with the DIP TLC Facility, the “DIP Facilities”) in the aggregate amount equal to 105% of the lesser of (x) $650 million plus certain credit exposure related to letters of credit in such aggregate face amount and (y) the aggregate U.S. Dollar face amount of letters of credit outstanding under the Borrower’s prepetition letter of credit facility, plus certain credit exposure related thereto.

The DIP Facilities are expected to include conditions precedent, representations and warranties, affirmative and negative covenants, and events of default customary for financings of this type and size. The proceeds of all or a portion of the proposed DIP Facilities may be used by the Borrower to cash fund on the closing date of the DIP Facilities, using the proceeds of Term C Loans, one or more interest-bearing cash collateral accounts established with a DIP LC Commitment Party, which shall be in the name of the Borrower, and the DIP LC Facility will be available to issue, renew, replace, amend, extend or otherwise continue outstanding and unexpired letters of credit under the prepetition credit facility. Closing of the DIP Facilities will be subject to, among other customary conditions, entry of the order by the Bankruptcy Court approving the DIP Facilities no later than 35 calendar days from November 6, 2023.

Supplemental Disclosure as of and for the Period Ended September 30, 2023

The unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2023, management’s discussion and analysis of financial condition and results of operations of the Company and certain other information, including risk factors, are attached as Exhibit 99.1 hereto and incorporated herein by reference.

As previously reported by the Company in its Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023, the Company was unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Quarterly Report”) within the prescribed period due to both the time and attention required by the Chapter 11 Cases and efforts to retain a new independent auditor. The Company has commenced the process of engaging a new independent auditor, but no such auditor has been engaged yet, and the Company is unable to estimate when such engagement will occur and when the Form 10-Q would be reviewed by an independent auditor and filed. As such, the Company is filing the information that would otherwise be contained in the Quarterly Report in this Item 8.01, which information has not been reviewed by an independent auditor.

Cautionary Note Regarding Financial Information

All financial results as of and for the period ended September 30, 2023 and related comparisons to prior periods included in this Current Report on Form 8-K have not been reviewed or audited. These financial results do not present all required information necessary to present a Form 10-Q for the period ended September 30, 2023. Notwithstanding the foregoing, the Company does not expect the finalization of the Form 10-Q, including completion of a review by an independent auditor, to result in any changes to the financial results in the Company’s previously reported financial statements or the information attached as Exhibit 99.1 or to impact the financial results in the Company’s unaudited financial statements for the period as of and ended September 30, 2023.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, any statements regarding WeWork’s expectations concerning the time and attention required by the Chapter 11 Cases and efforts to retain a new independent registered accounting firm; the entry of the order by the Bankruptcy Court approving the DIP Facilities; WeWork’s entrance into the DIP Facilities and the use of proceeds therefrom; and WeWork’s finalization of the Form 10-Q. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, risks and uncertainties regarding WeWork’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; WeWork’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on WeWork’s business, financial condition, liquidity and results of operations; WeWork’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to WeWork’s recapitalization process or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; employee attrition and WeWork’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; WeWork’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through a financial and operational restructuring (the “Restructuring”); WeWork’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; WeWork’s ability to find solutions with landlords to effectively and timely rationalize its real estate footprint; WeWork’s ability to effectively implement its strategic plan; WeWork’s liquidity needs to operate its business and execute its strategy, and related use of cash; WeWork’s ability to retain its members, attract new members, and maintain relationships with customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on it and on the interests of various constituents, including holders of its common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 Cases generally; the length of time that WeWork will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with its ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a reorganization under Chapter 11; WeWork’s financial and business performance, and its ability to implement its business plan; the continuing impact of the COVID-19 pandemic, including delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic, leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; WeWork’s projected financial information, anticipated growth rate, and market opportunity; WeWork’s public securities’ potential liquidity and trading; WeWork’s ability to raise additional capital in the future, including any impact resulting from the delisting of its Class A Common Stock and Warrants from the New York Stock Exchange and trading instead on the OTC Pink Marketplace; WeWork’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern in light of the Chapter 11 Cases; and other risks and uncertainties disclosed in “Item 1.A Risk Factors” in Exhibit 99.1 attached hereto and WeWork’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Supplemental Disclosure as of and for the Three and Nine Months Ended September 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized on this 21th day of November, 2023.

WEWORK INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer